EXHIBIT 23.2
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                            ACCOUNTANTS' CONSENT


The Board of Directors
BankAtlantic Bancorp, Inc.:



         We consent to the use of our report incorporated herein by reference.



                                                  /s/ KPMG LLP
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                                                     KPMG LLP


Fort Lauderdale, Florida
September 15, 1999